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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 28, 2000

                      Bottomline Technologies (de), Inc.
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            (Exact name of Registrant as Specified in Its Charter)

                       Commission File Number: 000-25259

               Delaware                            02-0433294
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   (State or other jurisdiction of               (I.R.S. Employer
    incorporation or organization)             Identification No.)

               155 Fleet Street, Portsmouth, New Hampshire 03801
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (603) 436-0700


ITEM 2:  Acquisition or Disposition of Assets

On September 12, 2000, Bottomline Technologies (de), Inc. (the "Registrant") filed a Current Report on Form 8-K to report its acquisitions of Checkpoint (Holdings) Limited ("Checkpoint"), a private company incorporated in England and Wales, and Flashpoint, Inc. ("Flashpoint") a Massachusetts corporation.

This amendment to the Registrant's Current Report on Form 8-K is being filed to include the Financial Statements and Pro Forma Financial Information required by
Item 7 of Form 8-K.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The following documents appear as Exhibit 99.01 to this report and are incorporated into this report by reference:

   . Reports of Independent Auditors

   . Checkpoint (Holdings) Limited Consolidated Balance Sheets as of April 30,
     2000 and 1999

   . Checkpoint (Holdings) Limited Consolidated Profit and Loss Accounts for the year ended April 30, 2000 and the period January 11, 1999 (inception) to April 30, 1999 and Checkpoint Security Services Limited Consolidated Profit and Loss Account for the period May 1, 1998 to March 10, 1999 and the year ended April 30, 1998.

   . Checkpoint (Holdings) Limited Consolidated Statements of Cash Flows for the year ended April 30, 2000 and the period January 11, 1999 (inception) to April 30, 1999 and Checkpoint Security Services Limited Consolidated Statement of Cash Flows for the period May 1, 1998 to March 10, 1999 and the year ended April 30, 1998.

   . Checkpoint (Holdings) Limited and Checkoint Security Services Limited Notes to the Accounts

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The following documents appear as Exhibit 99.02 to this report and are incorporated into this report by reference:

   . Report of Independent Auditors

   . Flashpoint, Inc. Balance Sheets as of December 31, 1999 and June 30, 2000
     (unaudited)

   . Flashpoint, Inc. Statements of Operations and Retained Earnings (Deficit) for the year ended December 31, 1999 and the six months ended June 30, 2000 (unaudited)

   . Flashpoint, Inc. Statements of Cash Flows for the year ended December 31,
     1999 and the six months ended June 30, 2000 (unaudited)

   . Flashpoint, Inc. Notes to Financial Statements

(b) UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following documents appear as Exhibit 99.03 to this report and are incorporated into this report by reference:

   . Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000
     (unaudited)

   . Pro Forma Condensed Consolidated Statement of Operations for the year ended
     June 30, 2000 (unaudited)

   . Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

(c) ADJUSTED HISTORICAL FINANCIAL INFORMATION OF CHECKPOINT (HOLDINGS) LIMITED (UNAUDITED)

The following documents appear as Exhibit 99.04 to this report and are incorporated into this report by reference:

   . Adjusted Checkpoint (Holdings) Limited Consolidated Balance Sheet as of
     April 30, 2000 (unaudited)

   . Adjusted Checkpoint (Holdings) Limited Consolidated Profit and Loss
     Accounts for the year ended April 30, 2000 (unaudited)


(d) EXHIBITS

ITEM NO.   Description
--------   -----------

   2.1*    Share Purchase Agreement between the Persons named in column (A) of
           Schedule 1 thereto and Bottomline Technologies (de), Inc. dated August 28, 2000.

   2.2*    Form of Loan Note issued to the Persons named in column (A) of
           Schedule 1 of the Share Purchase Agreement between the Persons named in column (A) of Schedule 1 thereto and Bottomline Technologies (de), Inc. dated August 28, 2000.

   2.3* Stock Purchase Agreement by and among Bottomline Technologies (de), Inc., Flashpoint Inc. and Eric Levine dated August 28, 2000.

  23.1     Consent of Ernst & Young LLP, Independent Auditors

  23.2     Consent of Ernst & Young, Independent Auditors

  23.3     Consent of Smith & Williamson, Independent Auditors

  99.01 Historical financial statements of Checkpoint (Holdings) and Checkpoint Security Services Limited

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   99.02   Historical financial statements of Flashpoint, Inc.

   99.03   Unaudited pro forma condensed consolidated financial statements

   99.04 Adjusted historical financial statements of Checkpoint (Holdings) Limited (unaudited)

           * Previously filed


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Bottomline Technologies (de), Inc.


Date:  November 13, 2000             By: /s/ Robert A. Eberle

                                     Robert A. Eberle
                                     Executive Vice President,
                                     Chief Financial Officer and Treasurer

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